UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2009

STANDARD PACIFIC CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10959 (Commission File Number)	33-0475989 (IRS Employer Identification No.)

26 Technology Drive Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                        (949) 789-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 26, 2009, the Board of Directors of the Company (the “Board”) elected Peter Schoels, the managing partner of MatlinPatterson Global Advisers LLC, as a member of the Company’s Board of Directors. Mr. Schoels was not appointed to serve as a member of any committee of the Board.

Mr. Schoels was nominated for appointment to the Board by MP CA Homes, LLC (“Investor”), an affiliate of MatlinPatterson Global Advisers LLC, in accordance with Section 2.2 of the Stockholders Agreement, dated as of June 27, 2008, between the Company and Investor (the “Stockholders Agreement”). Pursuant to the terms of the Stockholders Agreement, for so long as Investor owns at least 10% of the total voting power of the Company, it is entitled to designate such number of directors to serve on the Board as is proportionate to the total voting power of voting stock beneficially owned by Investor and its affiliates, provided that the number of directors appointed by Investor may never exceed one person less than a majority of the directors then serving on the Board. To the extent that Investor and its affiliates decrease their holdings of voting stock of the Company, the Company has the right to request the resignation of directors designated by Investor to maintain Investor’s proportionate share. The election and appointment of each Investor designated director is subject to all legal requirements and the Company’s reasonable governance standards regarding service as a director of the Company and to the reasonable approval of the Nominating and Corporate Governance Committee of the Board.

According to Mr. Schoels’s Form 3 filing, Mr. Schoels has an indirect pecuniary interest in certain funds (the “Funds”) that hold 100% of the membership interests in Investor. His exact pecuniary interest is not readily determinable because it is subject to several variables, including without limitation, the internal rates of return of the Funds overall and with respect to their indirect investment in the Company.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On October 26, 2009, the Board of Directors amended and restated the Company’s bylaws to expand the Company’s authorized number of directors from 7 to 8. The Company’s Amended and Restated Bylaws are attached hereto as Exhibit 3.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

3.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:             October 26, 2009

STANDARD PACIFIC CORP.

By:	/S/ JOHN M. STEPHENS
John M. Stephens Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws